                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                              ASSET-BACKED ISSUER
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2007

                    Morgan Stanley Capital I Trust 2007-HQ11
           (Exact name of issuing entity as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
              (Exact names of sponsor as specified in its charter)

                          MORGAN STANLEY CAPITAL I INC.
              (Exact name of depositor as specified in its charter)
     NEW YORK                   333-130684              Applied for, but not yet
  (State or Other         (Commission File Number       received from the I.R.S.
   Jurisdiction of             of Depositor)
   Incorporation of                                     (I.R.S. Employer
  the issuing entity)                                   Identification Number)

                                  1585 Broadway
                                   2nd Floor
                            New York, New York 10036
                         (principal executive offices)
        Depositor's telephone number, including area code (212) 761-4000
--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.14e-4(c))

Item 8.01   Other Events

     On February 28, 2007, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of February 1, 2007, by and between the Company, as depositor, Capmark Finance Inc., as the master servicer
(the "Master Servicer"), J.E. Robert Company, Inc., as special servicer (the
"Special Servicer"), Wells Fargo Bank, National Association, as trustee and custodian (the "Trustee") and LaSalle Bank National Association, as paying agent
(the "Paying Agent"), certificate registrar and authenticating agent, providing for the Company's Commercial Mortgage Pass-Through Certificates, Series
2007-HQ11. The Pooling and Servicing Agreement is annexed hereto as Exhibit
99.1.

     On February 28, 2007, Morgan Stanley Capital I Inc. (the "Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of February 15, 2007, by and between the Company, as purchaser, and Morgan Stanley Mortgage Capital Inc.
(the "Morgan MLPA"), (b) a Mortgage Loan Purchase Agreement, dated as of
February 15, 2007, by and between the Company, as purchaser, and LaSalle Bank
National Association (the "LaSalle MLPA"), and (c) a Mortgage Loan Purchase
Agreement, dated as of February 15, 2007, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC (the "Principal II MLPA"),
each in connection with the Company's Commercial Mortgage Pass-Through
Certificates, Series 2007-HQ11. The Morgan MLPA is annexed hereto as Exhibit
99.2. The LaSalle MLPA is annexed hereto as Exhibit 99.3. The Principal II MLPA is annexed hereto as Exhibit 99.4.

     On February 28, 2007, Morgan Stanley & Co. Incorporated, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner
& Smith Incorporated entered into an Underwriting Agreement, dated as of
February 15, 2007 (the "Underwriting Agreement"). The Underwriting Agreement is
annexed hereto as Exhibit 99.5.

         On February 28, 2007, the Paying Agent (solely in its representative capacity as Paying Agent on behalf of the Morgan Stanley Capital I Trust
2007-HQ11) entered into an ISDA Master Agreement, dated as of February 1, 2007 with Morgan Stanley Capital Services Inc., as swap counterparty (the "ISDA
Master Agreement"). The ISDA Master Agreement and the related Schedule, Master
Confirmation and Annex are each annexed hereto as Exhibit 99.6.

     On February 28, 2007, Capmark Finance Inc., as Master Servicer, and
Principal Global Investors, LLC, as Primary Servicer, entered into a Primary
Servicing Agreement, dated as of February 1, 2007 (the "Primary Servicing
Agreement") with respect to certain of the mortgage loans included in the Morgan
Stanley Capital I Trust 2007-HQ11. The Primary Servicing Agreement is annexed hereto as Exhibit 99.7.

Section 9 Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits

                 (a)  Financial Statements of Business Acquired
                      Not applicable.

                 (b)  Pro Forma Financial Information Not applicable.

                 (c)  Exhibits:

Exhibit No.     Description
----------      ------------

99.1         Pooling and Servicing Agreement, dated as of February 1, 2007, by and between Company, the Master Servicer, the Special Servicer, the
             Trustee and the Paying Agent.

99.2         Mortgage Loan Purchase Agreement, dated as of February 15, 2007, by and between the Company and Morgan Stanley Mortgage Capital Inc.

99.3         Mortgage Loan Purchase Agreement, dated as of February 15, 2007, by and between the Company and LaSalle Bank National Association.

99.4         Mortgage Loan Purchase Agreement, dated as of February 15, 2007, by and between the Company and Principal Commercial Funding II, LLC.

99.5         Underwriting Agreement, dated as of February 15, 2007, by and among
             Morgan Stanley & Co. Incorporated, LaSalle Financial Services,
             Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce,
             Fenner & Smith Incorporated.

99.6         ISDA Master Agreement, dated as of February 1, 2007, between the
             Paying Agent (solely in its representative capacity as Paying Agent on behalf of the Morgan Stanley Capital I Trust 2007-HQ11) and
             Morgan Stanley Capital Services Inc.

99.7         Primary Servicing Agreement, dated as of February 1, 2007, between
             Capmark Finance Inc., as Master Servicer and Principal Global
             Investors, LLC, as Primary Servicer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 14, 2007

MORGAN STANLEY CAPITAL I INC.

By: /s/ Anthony J. Sfarra
    ---------------------
     Name: Anthony J. Sfarra
     Title:  Vice President